UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2023

GREENLANE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38875	83-0806637
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1095 Broken Sound Parkway	Suite 100
Boca Raton	FL	33487
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 292-7660

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	GNLN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 5.02.            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

The Board of Directors (the “Board”) of Greenlane Holdings, Inc. (“Greenlane” or the “Company”) previously approved, subject to stockholder approval, the Third Amended and Restated Greenlane Holdings, Inc, 2019 Equity Incentive Plan (the “Amended Plan”). At the Company’s Annual Meeting of Stockholders held on June 2, 2023 (the “Annual Meeting”), the Company’s stockholders approved the Amended Plan, which among other things, increases the number of shares of Greenlane Class A common stock, $0.01 par value per share (the “Class A common stock”), authorized for issuance under the plan by 2,098,627 shares.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 2, 2023, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which will effect a one-for-10 Reverse Split (as defined below) of Greenlane’s issued and outstanding Class A common stock which will become effective at 5:01 PM Eastern Time on June 5, 2023, after the close of trading on The Nasdaq Global Market (“Nasdaq”). As a result of the Reverse Split, every 10 shares of Class A common stock issued and outstanding will be converted into one share of Class A common stock. No fractional shares will be issued in connection with the Reverse Split. Stockholders who would otherwise be entitled to a fractional share of Class A common stock will instead receive a cash payment equal to such fraction multiplied by the average of the closing sales prices of the Class A common stock on the Nasdaq for the five consecutive trading days immediately preceding the effective date. The Reverse Split will not change the par value of the Class A common stock or the authorized number of shares of Class A common stock. The Reverse Split will affect all shareholders uniformly and will not alter any stockholder’s percentage interest in Greenlane’s equity (other than as a result of the payment of cash in lieu of fractional shares). All outstanding options, restricted stock awards, warrants and other securities entitling their holders to purchase or otherwise receive shares of Class A common stock will be adjusted as a result of the Reverse Split, as required by the terms of each security. The number of shares available to be awarded under the Amended Plan, which was approved by stockholders at the Annual Meeting as described above, will also be appropriately adjusted. Greenlane has requested that Greenlane’s Class A common stock begin trading on June 6, 2023, on a post-reverse split basis on the Nasdaq under the existing symbol “GNLN.” The new CUSIP number for the Class A common stock will be 395330301. The foregoing brief description is qualified in its entirety by the text of the Certificate of Amendment, a copy of which is incorporated herein by reference as Exhibit 3.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 2, 2023. As of the close of business on April 26, 2023, the record date for the Annual Meeting, there were 15,993,137 shares of Class A common stock and 15,993.137 shares of shares of our Series A Preferred Stock, par value $0.0001 (“Series A Preferred Stock”) outstanding and entitled to vote on the proposals described below. The shares of Series A Preferred Stock were only authorized to vote on the Reverse Split Proposal (as defined below) and the Adjournment Proposal (as defined below). Following the approval of the Reverse Split Proposal, all outstanding shares of Series A Preferred Stock were automatically redeemed in accordance with the terms of the Certificate of Designation of the Series A Preferred Stock, dated April 12, 2023. At the Annual Meeting, the stockholders of the Company approved all of the proposals presented, which are described in detail in the Company’s Definitive Proxy Statement that was filed with the Securities and Exchange Commission on April 27, 2023 (the “Proxy Statement”).

As there were sufficient votes to approve the Reverse Split Proposal (as defined below) and the Equity Plan Proposal, stockholder action on a fifth proposal, to approve one or more adjournments of the Annual Meeting to another date, time and/or place, if necessary or appropriate, to solicit additional proxies in favor of the Reverse Split Proposal or the Equity Plan Proposal (collectively, the “Adjournment Proposal”), was not required and Greenlane did not call the vote on that proposal.

Holders of 6,510,357 shares of Greenlane’s Class A common stock were present in person or represented by proxy at the Annual Meeting. The following are the voting results of the proposals submitted to Greenlane’s stockholders at the Annual Meeting:

Proposal 1: To elect the five director nominees named in the Proxy Statement.

Director Nominee	For	Against	Abstain	Broker Non-Votes
Donald Hunter	1,725,758	629,202	119,391	4,036,006
Aaron LoCascio	1,767,531	568,500	138,320	4,036,006
Renah Persofsky	1,684,259	674,566	115,526	4,036,006
Craig Snyder	2,151,774	227,960	94,617	4,036,006
Jeff Uttz	1,655,783	699,100	119,468	4,036,006

Proposal 2: To ratify the appointment of Marcum LLP as Greenlane’s independent registered public accounting firm for Greenlane’s fiscal year ending December 31, 2023.

For	Against	Abstain
6,131,468	273,477	105,412

Proposal 3: To approve the adoption of an amendment to Greenlane’s Amended and Restated Certificate of Incorporation, to be filed not later than November 20, 2023, to effect a reverse split of Greenlane’s Class A common stock at a ratio in the range of 1-for-five to 1-for-15 (collectively, the “Reverse Split”), with such ratio to be determined in the discretion of the Board and publicly disclosed prior to the effectiveness of the Reverse Split (the “Reverse Split Proposal”).

For	Against	Abstain
4,630,916,774	1,716,766,140	40,484,443

Proposal 4: To approve the Third Amended and Restated Greenlane Holdings, Inc. 2019 Equity Incentive Plan (the “Equity Plan Proposal”).

For	Against	Abstain	Broker Non-Votes
1,364,313	991,187	118,851	4,036,006

Item 7.01. Other Events.

On June 2, 2023, Greenlane issued a press release announcing the Reverse Split ratio approved by the Board and the date of effectiveness of the Certificate of Amendment. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by Greenlane under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Greenlane Holdings, Inc., effective June 5, 2023.
99.1	Press Release of Greenlane Holdings, Inc., dated June 2, 2022.
104	Cover Page Interactive Data File
* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLANE HOLDINGS, INC.

Dated: June 2, 2023	By:	/s/ Lana Reeve
Lana Reeve
Chief Financial and Legal Officer